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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          __________________________

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
               Date of Report (Date of earliest event reported):

                                 July 12, 1999


                           Newmont Mining Corporation
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            (Exact name of registrant as specified in its charter)


        Delaware                      1-1153                     13-1806811
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)



                  1700 Lincoln Street, Denver, Colorado 80203
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              (Address of principal executive offices) (zip code)

                                (303) 863-7414
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              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

     On July 12th, 1999, Newmont Mining Corporation and its wholly-owned subsidiary, Newmont Gold Company, filed with the SEC, a registration statement on Form S-3 (the "Registration Statement") providing for the issuance by Newmont Mining from time to time of up to $500 million aggregate offering price of securities, consisting of common stock, preferred stock, common stock warrants, debt securities and warrants for debt securities. The debt securities will be fully and unconditionally guaranteed by Newmont Gold. As a result of this guarantee by Newmont Gold of the debt securities of Newmont Mining that may be issued from time to time, the SEC requires the inclusion in the Registration Statement of certain condensed consolidating financial statements depicting Newmont Mining (carrying its investment in subsidiaries under the equity method), Newmont Gold (carrying its investment in subsidiaries under the equity method), and any other subsidiaries of Newmont Mining (on a combined basis). Such financial statements for the three-year period ended December 31, 1998 are included in Item 7 below.

     Also attached hereto are exhibits containing the Newmont Mining Corporation Annual Incentive Compensation Plan (amended and restated as of January 1, 1999) and the Employment Agreement dated as of February 1, 1999 among Newmont Mining Corporation, Newmont Gold Company and Ronald C. Cambre.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)   None.

   (b)   None.

   (c)   Exhibits

10 (a) Newmont Mining Corporation Annual Incentive Compensation Plan (amended and restated as of January 1, 1999).

10 (b) Employment Agreement dated as of February 1, 1999 among Newmont Mining Corporation, Newmont Gold Company and Ronald C. Cambre.

99 (a) Newmont Mining Corporation condensed consolidating financial statements for the three years ended December 31, 1998.

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                                  SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              By:  /s/ Timothy J. Schmitt
                              ---------------------------
                              Name:  Timothy J. Schmitt
                              Title: Vice President, Secretary
                                and Assistant General Counsel

Dated:  July 12th, 1999

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                                 EXHIBIT INDEX


Exhibit Number    Description of Exhibits

10(a) Newmont Mining Corporation Annual Incentive Compensation Plan (amended and restated as of January 1, 1999).

10(b) Employment Agreement dated as of February 1, 1999 among Newmont Mining Corporation, Newmont Gold Company and Ronald C. Cambre.

99(a) Newmont Mining Corporation condensed consolidating financial statements for the three years ended December 31, 1998.

                                       5